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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to incorporation by reference in Central Garden & Pet Company's Registration Statement Nos. 333-09085, 333-01238, 33-96816, 33-89216, 33-72326,
333-41931 and 333-84737 on Form S-8 and Registration Statement Nos. 333-05261, 333-22209 and 333-46437 on Form S-4 of our reports dated December 7, 2001 appearing in this Annual Report on Form 10-K of Central Garden & Pet Company for the year ended September 29, 2001.


/s/DELOITTE & TOUCHE LLP


San Francisco, California
December 20, 2001